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Exhibit 10.1: Settlement Agreement and Release

This Settlement Agreement and Release (the "Agreement") is made and entered into by and between Youbet.com, Inc., a Delaware corporation ("Youbet"), and Joseph
J. Hasson (the "Employee"), and inures to the benefit of the above-named parties' current, former and future parents, subsidiaries, predecessors, successors, joint venturers, related and/or affiliated persons, trust beneficiaries, directors, officers, stockholders, attorneys, accountants, insurers, reinsurers, agents, employees and assigns, as applicable.

                                    RECITALS

         A. WHEREAS, Youbet believes that Employee, from time to time thereafter, has been subject to certain reporting and restrictive requirements relating to trading Youbet securities, including Section 16 of the Securities Exchange Act of 1934 (the "Act").

         B. WHEREAS, Youbet was recently advised of potential issues that may exist under Section 16(b) of the Act related to Employee's trading activities in Youbet securities during the period November 20, 2002 through and including June 3, 2003. (The period of time commencing November 20, 2002, through June 3, 2003 is referred to herein as the "Transaction Period.") Youbet reviewed Employee's trading activities in its securities during the Transaction Period, and has concluded that such activities may have resulted in Employee not being in compliance with all of the requirements of Section 16(b) of the Act.

         C. WHEREAS, Employee represents and warrants that he has fully and accurately responded to Youbet's request for information on April 30, 2003 and thereafter regarding his transactions in Youbet securities during the Transaction Period. Although Employee does not acknowledge violation of any provisions of the Act, he represents that, in the event that any conduct was out of compliance with Section 16(b) of the Act, such conduct was unintentional and without knowledge of the requirements and provisions of Section 16(b).

         D. WHEREAS, despite his lack of certainty that any of his conduct violated Section 16(b) of the Act, for purposes of settlement and without admitting any such violation, the Employee, after consultation with his counsel, accepts the accuracy of the amount set forth below, and agrees to deliver to Youbet in accordance with the terms hereof, the alleged profits recoverable by Youbet as a result of any purported violation by the Employee of Section 16(b) of the Act, in the amount of $19,652.32.

         E. WHEREAS, Employee has delivered or will deliver on or before July 31, 2003 to Youbet cash and other personal property with a present fair market value in the amount of Nineteen Thousand Six Hundred Fifty-Two dollars and thirty-two cents plus accrued interest at the applicable federal rate, which interest shall accrue from the date(s) of any applicable trade(s).

         F. WHEREAS, both Youbet and Employee wish to resolve any past, current and future disputes and claims between them arising from or related to Section 16(b) of the Act and related securities trading policies of Youbet during the Transaction Period.

NOW, THEREFORE, for and in consideration of the payment described above in Recital E and the execution of this Agreement and the mutual covenants contained
in  the  following  paragraphs,   Youbet  and  Employee  agree  as  follows:



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         1.  Incorporation of Recitals.  The Recitals and  identification of the parties to, and beneficiaries of, this Agreement are incorporated by reference as though fully set forth herein.


         2. Release. Youbet, for itself and its current, former and future parents, subsidiaries, predecessors, successors, joint venturers, related and/or affiliated persons, trust beneficiaries, directors, officers, stockholders, attorneys, accountants, insurers, reinsurers, agents, employees and assigns, (whether express, by implication, or by operation of law) and Employee, fully and forever release and discharge each other with respect to any and all claims, liabilities, causes of action that either party had, now has or hereafter can, shall or may have, either directly or indirectly, relating to Employee's potential or actual violation of Section 16(b) of the Act or any policies of Youbet relating to trading in securities arising during the Transaction Period. As an example of the foregoing release, but not as a limitation, Youbet specifically acknowledges and agrees that any purported conduct of the Employee during the Transaction Period relating to Section 16(b) of the Act shall not constitute a basis for any termination of employment, or revocation or diminution of rights or eligibility under the Company Bonus Plan.

         3. Severability of Provisions. The parties acknowledge and agree that if any provision of this Agreement is found to be unenforceable, it will not affect the enforceability of the remaining provisions and the courts may enforce all remaining provisions to the full extent permitted by law.

         4. Integrated Agreement. The parties acknowledge and agree that no promises or representations were made to them that do not appear herein and that this Agreement contains the entire agreement of the parties and supersedes any prior agreements on the subject matter thereof. The parties further acknowledge and agree that parole evidence shall not be required to interpret the intent of the parties.

         5. Voluntary Execution. The parties acknowledge that each has read and understands this Agreement and that each is signing this Agreement voluntarily, without coercion, and based upon his or its own judgment, and not in reliance upon any representations or promises made by the other party, other than those contained within this Agreement.

         6. Agreement Does Not Control Undisclosed Transactions. The parties acknowledge and agree that, in the event that the Employee did not accurately respond to the request for information on April 30, 2003 in connection with the review by Youbet of possible non-compliance with Section 16(b), then this Agreement does not apply to any inaccurate information or undisclosed trade during the period commencing November 20, 2002 and ending June 3, 2003. The parties retain all of their respective rights and remedies with respect to any information requested and not disclosed.

         7. Waiver, Amendment and Modification of Agreement. The parties acknowledge and agree that no waiver, amendment or modification of any of the terms of this Agreement shall be effective unless in writing and signed by all parties hereto. No waiver of any term, condition or default of any term of this Agreement shall be construed as a waiver of any other term, condition or default.

         8. Authority to Enter into Agreement. Each party represents and warrants that, as of the date of the execution of this Agreement, he or it has the sole right and authority to execute this Agreement, and that such party has not sold, assigned, transferred, conveyed or otherwise disposed of any claims or demands relating to any right surrendered by virtue of this Agreement. Each party further represents and warrants that he or it has had the opportunity to consult with, and has consulted, legal counsel in connection with the negotiation and execution of this Agreement. Each party and its signatory represents that the signatory is either a party or a business representative or assignee of, and is fully authorized to execute this Agreement on behalf of, the party for whom he or she signs.



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         9.  California Law. The parties agree that this Agreement and its terms shall be construed under California law.

         10. Venue. The parties agree that all disputes and claims arising from this Agreement must be brought in the United States, in a California state court in and for the County of Los Angeles or in the United States District Court for the Central District of California.

         11. Drafting. The parties agree that this Agreement shall be construed without regard to the drafter of the same and shall be construed as though each party to this Agreement participated equally in the preparation and drafting of this Agreement.

         12. Headings. The headings used in this Agreement are for the purpose of organization only and are not intended to inform, alter or control the terms of this Agreement.

         13. Facsimile Signature. Facsimile signatures on this Agreement shall be treated as original signatures. 14. Counterparts. This Agreement may be signed in counterparts, and said counterparts shall be treated as though signed as one document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year written below.


Dated: June 27, 2003                    "Youbet"

                                        Youbet.com, Inc.,
                                        a Delaware corporation



                                        By: /s/ GARY SPROULE
                                            ----------------------------------


                                        Print Name: Gary Sproule
                                                    --------------------------

                                        Its: Chief Financial Officer
                                             ---------------------------------

Dated: June 27, 2003                    "Employee"



                                        /s/ JOSEPH J. HASSON
                                        --------------------------------------
                                        Joseph J. Hasson




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